Inventories	12 Months Ended
Dec. 31, 2023
Classes of current inventories [abstract]
Inventories	Inventories

Amounts in thousands USD	As of December 31, 2023	As of December 31, 2022
Raw materials	$20,288	$15,550
Work in-progress	28,159	19,955
Finished products	17,989	8,741
Total inventories at the lower of cost and net realizable value	$66,436	$44,246

The Group periodically analyses its inventory levels to identify inventory that may expire prior to expected usage or no longer meets quality specifications. When we have identified inventories to be in excess or obsolete, we write down the value of those inventories to their net realizable value based upon judgment and estimates about future demand and market conditions. A provision for slow-moving and obsolete inventory is made within Cost of revenue. As of December 31, 2022 the provision amounted to $707 thousand. As per December 31, 2023 the provision amounted to $841 thousand.